Lehman Brothers                                Mortgage Backed Securities

$2,041,627,000 (Approximate)

STRUCTURED ASSET INVESTMENT LOAN TRUST,

SERIES 2005-1

SENIOR/SUBORDINATE CERTIFICATES

Available Funds Floaters

No Hard Cap – Act/360 – No Delay

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(1)	Window(1)	C/E (2)	Initial	Final	Ratings
Class	Size ($)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(3)	529,800,000	1 M LIBOR	1.70	1-52	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A2(3)	110,682,000	1 M LIBOR	5.74	52-76	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A3(4)	355,168,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A4(4)	418,343,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A5(4)	61,093,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A6(5)	136,500,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A7(5)	150,984,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A8(6)	22,571,000	1 M LIBOR	NOT	OFFERED	13.00%	TBD	02/25/2035	AAA/NR/NR
M1	38,986,000	1 M LIBOR	NOT	OFFERED	11.10%	TBD	02/25/2035	AA+/Aa1/AA+
M2	56,427,000	1 M LIBOR	NOT	OFFERED	8.35%	TBD	02/25/2035	AA/Aa2/AA
M3	30,778,000	1 M LIBOR	NOT	OFFERED	6.85%	TBD	02/25/2035	AA-/Aa3/AA-
M4	24,623,000	1 M LIBOR	NOT	OFFERED	5.65%	TBD	02/25/2035	A+/A1/A+
M5	22,571,000	1 M LIBOR	NOT	OFFERED	4.55%	TBD	02/25/2035	A/A2/A
M6	20,519,000	1 M LIBOR	NOT	OFFERED	3.55%	TBD	02/25/2035	A-/A3/A-
M7	14,363,000	1 M LIBOR	NOT	OFFERED	2.85%	TBD	02/25/2035	BBB+/Baa1/BBB+
M8	15,389,000	1 M LIBOR	NOT	OFFERED	2.10%	TBD	02/25/2035	BBB/Baa2/BBB
M9	16,415,000	1 M LIBOR	NOT	OFFERED	1.30%	TBD	02/25/2035	BBB-/Baa3/BBB-
B	16,415,000	1 M LIBOR	NOT	OFFERED	0.50%	TBD	02/25/2035	BB/Ba2/BB

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(1)	Window(1)	C/E (2)	Initial	Final	Ratings
Class	Size ($)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(3)	529,800,000	1 M LIBOR	1.70	1-52	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A2(3)	110,682,000	1 M LIBOR	7.00	52-178	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A3(4)	355,168,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A4(4)	418,343,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A5(4)	61,093,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A6(5)	136,500,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A7(5)	150,984,000	1 M LIBOR	NOT	OFFERED	14.10%	TBD	02/25/2035	AAA/Aaa/AAA
A8(6)	22,571,000	1 M LIBOR	NOT	OFFERED	13.00%	TBD	02/25/2035	AAA/NR/NR
M1	38,986,000	1 M LIBOR	NOT	OFFERED	11.10%	TBD	02/25/2035	AA+/Aa1/AA+
M2	56,427,000	1 M LIBOR	NOT	OFFERED	8.35%	TBD	02/25/2035	AA/Aa2/AA
M3	30,778,000	1 M LIBOR	NOT	OFFERED	6.85%	TBD	02/25/2035	AA-/Aa3/AA-
M4	24,623,000	1 M LIBOR	NOT	OFFERED	5.65%	TBD	02/25/2035	A+/A1/A+
M5	22,571,000	1 M LIBOR	NOT	OFFERED	4.55%	TBD	02/25/2035	A/A2/A
M6	20,519,000	1 M LIBOR	NOT	OFFERED	3.55%	TBD	02/25/2035	A-/A3/A-
M7	14,363,000	1 M LIBOR	NOT	OFFERED	2.85%	TBD	02/25/2035	BBB+/Baa1/BBB+
M8	15,389,000	1 M LIBOR	NOT	OFFERED	2.10%	TBD	02/25/2035	BBB/Baa2/BBB
M9	16,415,000	1 M LIBOR	NOT	OFFERED	1.30%	TBD	02/25/2035	BBB-/Baa3/BBB-
B	16,415,000	1 M LIBOR	NOT	OFFERED	0.50%	TBD	02/25/2035	BB/Ba2/BB

(1)              The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR until month 22, remaining constant at 50% CPR in months 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(2)              Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(3)              The Class A1 and Class A2 Certificates are the Senior Certificates of Group 1.

(4)              The Class A3, Class A4, and Class A5 Certificates are the Senior Certificates of Group 2.

(5)              The Class A6 and Class A7 Certificates are the Senior Certificates of Group 3.

(6)              The Class A8 Certificates will be the Senior Subordinate Certificates and will receive payments from all three collateral groups.

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group3 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)                       A)          All principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, sequentially and in that order, until they have been reduced to zero;

B)            All principal from Group 2 will be paid to the Class A3, Class A4 and Class A5 Certificates, sequentially and in that order, until they have been reduced to zero; and

C)            All principal from Group 3 will be paid to the Class A6 and Class A7 Certificates, sequentially and in that order, until they have been reduced to zero;

2)                     If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)                     All remaining principal will be allocated to the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until reduced to zero.

II.     On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)                     All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)                     If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)                     All remaining principal will be allocated to the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 28.20%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, A6, A7, A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on January 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)        To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)        To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)        To pay Current Interest and Carryforward Interest to the Class A1 and Class A2 Certificates from Group 1 Interest on a pro rata basis;

(4)        To pay Current Interest and Carryforward Interest to the Class A3, Class A4 and Class A5 Certificates from Group 2 Interest on a pro rata basis;

(5)        To pay Current Interest and Carryforward Interest to the Class A6 and Class A7 Certificates from Group 3 Interest on a pro rata basis;

(6)        To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(7)        To pay Current Interest and Carryforward Interest to the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order;

(8)    To pay the Credit Risk Manager Fee;

(9)        To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(10)      Any interest remaining after the application of (1) through (9) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(11)      To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3, A4, A5, A6 and A7 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(12)      To pay sequentially to the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(13)      To pay sequentially to the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts; and

(14)  To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	2.00	31	338,397,000.00	4.00
2	1,983,046,000.00	2.00	32	316,373,000.00	4.00
3	1,926,147,000.00	2.00	33	298,388,000.00	4.00
4	1,870,880,000.00	2.00	34	283,668,000.00	4.00
5	1,817,197,000.00	2.00	35	269,672,000.00	4.00
6	1,765,053,000.00	2.00	36	256,365,000.00	4.00
7	1,714,405,000.00	2.00	37	243,713,000.00	4.25
8	1,665,208,000.00	2.00	38	231,688,000.00	4.25
9	1,617,420,000.00	2.00	39	220,254,000.00	4.25
10	1,571,003,000.00	2.00	40	209,384,000.00	4.25
11	1,525,915,000.00	2.00	41	199,050,000.00	4.25
12	1,482,118,000.00	2.00	42	189,224,000.00	4.25
13	1,439,576,000.00	2.00	43	179,882,000.00	4.25
14	1,398,253,000.00	2.00	44	171,000,000.00	4.25
15	1,358,113,000.00	2.00	45	162,556,000.00	4.25
16	1,319,122,000.00	2.00	46	154,528,000.00	4.25
17	1,281,247,000.00	2.00	47	146,895,000.00	4.25
18	1,244,456,000.00	2.00	48	139,639,000.00	4.25
19	1,208,718,000.00	2.00	49	132,740,000.00	4.25
20	1,174,003,000.00	2.00	50	126,181,000.00	4.25
21	1,140,281,000.00	2.00	51	119,945,000.00	4.25
22	1,107,523,000.00	2.00	52	114,017,000.00	4.25
23	1,075,703,000.00	2.00	53	108,381,000.00	4.25
24	1,020,066,000.00	2.00	54	103,023,000.00	4.25
25	665,519,000.00	4.00	55	97,930,000.00	4.25
26	567,788,000.00	4.00	56	93,087,000.00	4.25
27	496,160,000.00	4.00	57	88,483,000.00	4.25
28	441,703,000.00	4.00	58	84,107,000.00	4.25
29	399,240,000.00	4.00	59	79,946,000.00	4.25
30	365,524,000.00	4.00	60	75,991,000.00	4.25

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)        To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)        To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)        To the Class A1, A2, A3, A4, A5, A6 and A7 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)        To the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extend not yet paid;

(5)        To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(6)        To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3, A4, A5, A6 and A7 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(7)        To the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order;

(8)        To pay sequentially to the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts;

(9)        To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)      All remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date exceeds (2) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC (51.11%), Finance America (17.38%), ALS (9.88%), Countrywide (8.88%), First NLC (2.69%), Wilmington Financial (2.40%) and Home Loan Corp (2.15%) and as of the Closing Date were initially serviced by Option One (51.21%), Ocwen (17.75%), Aurora (11.29%), Countrywide (8.88%), Wells Fargo (7.77%) and Chase (3.11%).  Approximately 97.82% of the loans serviced by Option One (representing approximately 50.09% of the aggregate population) are expected to transfer to another servicer in the securitization on March 1, 2005.

Mortgage Insurance

Approximately 74.61% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by RMIC or certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•       Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•       Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•       Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, the Class M Certificates in inverse order of priority and finally to the Class A8 Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4, A5, A6 and A7 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for the Class A8 Certificates, each Class of Class M Certificates and the Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4, A5, A6 and A7 Certificates will double and the margins on the Class A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4, A5, A6 and A7 will have limited protection by means of the subordination of the Class B Certificates, the Class M Certificates and the Class A8 Certificates.  Classes A1, A2, A3, A4, A5, A6, A7 and A8 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates, Class M Certificates and the Class A8 Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero; to the Class M Certificates in inverse order of priority, until all the Class M Certificates have been reduced to zero; then to the Class A8 Certificates, until reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 53.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date                                                                     Loss Percentage

February 2008 to January 2009                                      2.00% for the first month, plus an additional 1/12th of 1.00%

                                                                                        for each month thereafter

February 2009 to January 2010                                      3.00% for the first month, plus an additional 1/12th of

                                                                                        1.00% for each month thereafter

February 2010 to January 2011                                      4.00% for the first month, plus an additional 1/12th of

                                                                                        0.30% for each month thereafter

February 2011 and thereafter                                          4.30%

Trigger Events (continued)

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates, the Class A8 Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	Julia Clements Mona Solar	(212) 438-7647 (212) 438-2668
Moody’s	Mike Labuskes	(212) 553-2935
Fitch	Randy Fabian	(212) 908-0268

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-1
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in February 2005.
Statistical Cut-Off Date:	Approximately 50.09% of the Mortgage Loans are as of December 17, 2004. Approximately 49.91% of the Mortgage Loans are as of December 1, 2004.
Cut-Off Date:	January 1, 2005
Pricing Date:	Week of January 17, 2005
Closing Date:	January 28, 2005
Settlement Date:	January 28, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	January 25, 2005
Day Count:	Actual/360 on Classes A1, A2, A3, A4, A5, A6, A7, A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B.
Collection Period:	2nd day of prior month through 1st day of month of such distribution

Summary of Terms (continued)
Servicing Fee:

The servicing fee for approximately 99.56% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.  Approximately 0.44% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, and 0.65% thereafter.

Clearing/Registration:	Book-entry through DTC and Euroclear
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1 and A2.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:

Prior to the termination of the Swap Agreement, the Class A and Class M Certificates will be eligible for transfer only under PTCE 84-14, PTCE 91-38, PTCE 90-1, PTCE 95-60 or PTCE 96-23.  After the termination of the Swap Agreement, the Class A and Class M Certificates are generally expected to be ERISA eligible.

Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	3.23	2.25	1.70	1.37	1.20
Window (mos)	1-105	1-71	1-52	1-32	1-26
Expected Final Mat.	10/25/2013	12/25/2010	5/25/2009	9/25/2007	3/25/2007

Class A2
Avg. Life (yrs)	11.51	7.78	5.74	4.17	2.75
Window (mos)	105-152	71-103	52-76	32-59	26-47
Expected Final Mat.	9/25/2017	8/25/2013	5/25/2011	12/25/2009	12/25/2008

(1)     Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	2.32	1.43	0.99
Window (mos)	1-81	1-52	1-29
Expected Final Mat.	10/25/2011	5/25/2009	6/25/2007

Class A2
Avg. Life (yrs)	8.97	5.78	3.58
Window (mos)	81-119	52-77	29-55
Expected Final Mat.	12/25/2014	6/25/2011	8/25/2009

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	3.23	2.25	1.70	1.37	1.20
Window (mos)	1-105	1-71	1-52	1-32	1-26
Expected Final Mat.	10/25/2013	12/25/2010	5/25/2009	9/25/2007	3/25/2007

Class A2
Avg. Life (yrs)	13.54	9.37	7.00	5.19	3.31
Window (mos)	105-303	71-229	52-178	32-143	26-116
Expected Final Mat.	4/25/2030	2/25/2024	11/25/2019	12/25/2016	9/25/2014

(1)     Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	2.32	1.43	0.99
Window (mos)	1-81	1-52	1-29
Expected Final Mat.	10/25/2011	5/25/2009	6/25/2007

Class A2
Avg. Life (yrs)	10.63	6.89	4.35
Window (mos)	81-249	52-168	29-120
Expected Final Mat.	10/25/2025	1/25/2019	1/25/2015

Available Funds Cap Schedule* (1) (2)

                *The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Funds Cap (%)	Period	Group 1 Senior Funds Cap (%)
1	5.99851	31	14.03857
2	25.41112	32	13.82449
3	22.61773	33	14.12372
4	23.07089	34	13.56455
5	22.07773	35	14.89221
6	22.59921	36	14.30323
7	21.70368	37	14.11128
8	21.57804	38	14.97320
9	22.21002	39	13.90444
10	21.45138	40	14.26616
11	22.15258	41	14.43829
12	21.43254	42	14.81437
13	21.42692	43	14.23596
14	23.71623	44	14.13669
15	21.41511	45	14.50663
16	22.12275	46	13.94237
17	21.40272	47	15.04738
18	22.10934	48	14.46454
19	21.38934	49	14.36821
20	21.38241	50	15.80231
21	22.19079	51	14.17902
22	21.77148	52	14.55614
23	24.21800	53	14.41386
24	23.40362	54	14.79860
25	17.12803	55	14.22969
26	17.79712	56	14.13914
27	15.25653	57	14.51796
28	15.10923	58	13.96118
29	14.69633	59	14.54334
30	14.80164	60	13.98690

(1)    Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)    Assumes 100% of the Prepayment Assumption as defined on page 2.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	3.44%	31	3.32%
2	3.57%	32	3.29%
3	3.02%	33	3.41%
4	3.02%	34	3.26%
5	2.80%	35	3.93%
6	2.81%	36	3.74%
7	2.60%	37	3.69%
8	2.51%	38	4.04%
9	2.58%	39	3.73%
10	2.37%	40	3.89%
11	2.41%	41	4.03%
12	2.20%	42	4.17%
13	2.18%	43	3.99%
14	2.53%	44	3.96%
15	2.07%	45	4.09%
16	2.17%	46	3.94%
17	1.99%	47	4.20%
18	2.11%	48	4.01%
19	1.95%	49	3.98%
20	1.92%	50	4.43%
21	2.07%	51	3.91%
22	2.49%	52	4.08%
23	3.39%	53	3.96%
24	3.14%	54	4.10%
25	3.14%	55	3.91%
26	3.57%	56	3.89%
27	3.10%	57	4.03%
28	3.27%	58	3.88%
29	3.38%	59	4.09%
30	3.50%	60	3.91%

(1)      Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)      Assumes 100% of the Prepayment Assumption as defined on page 2.

(3)      Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-1 Collateral Summary – Aggregate

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.
Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	5,010	$911,123,310.97	57.65%	7.315%	100.00%	607	81.13%	58.30%	31.55%
2/18 ARM (Libor)	4	993,800.00	0.06	6.842	100.00	613	85.94	70.84	55.42
3/27 ARM (Libor)	1,982	370,747,538.47	23.46	7.220	100.00	611	81.37	54.32	31.81
3/12 ARM (Libor)	1	75,537.47	0.00	7.450	100.00	602	95.00	100.00	100.00
5/10 ARM (Libor)	1	103,657.37	0.01	6.500	100.00	624	80.00	100.00	0.00
5/25 ARM (Libor)	82	18,916,382.70	1.20	7.166	100.00	619	78.79	59.66	38.90
1/29 ARM (Libor)	1	53,081.13	0.00	9.500	100.00	500	80.00	0.00	0.00
1 Year ARM (CMT)	1	65,302.83	0.00	5.500	100.00	677	79.10	0.00	0.00
3/1 ARM (CMT)	1	209,048.86	0.01	12.625	100.00	499	85.00	100.00	100.00
Balloon	842	41,604,197.75	2.63	10.124	0.00	649	99.54	64.05	0.71
Fixed Rate	1,895	236,633,174.08	14.97	7.540	0.00	629	79.59	66.81	31.43
Subtotal (Non-IO):	9,820	$1,580,525,031.63	100.00%	7.399%	82.40%	612	81.42%	58.82%	30.89%

Interest-Only Loans:
2/28 ARM (Libor)	1,123	$312,923,107.71	66.39%	6.745%	100.00%	657	83.80%	45.91%	31.28%
3/27 ARM (Libor)	563	144,844,297.55	30.73	6.540	100.00	644	80.91	50.42	23.02
5/25 ARM (Libor)	3	513,375.77	0.11	6.690	100.00	614	73.00	100.00	0.00
Fixed Rate	49	13,079,517.77	2.77	6.729	0.00	654	76.90	72.13	20.55
Subtotal (IO Loans):	1,738	$471,360,298.80	100.00%	6.681%	97.23%	653	82.71%	48.08%	28.41%

Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,368	$48,690,481.13	2.37%	9.857%	30.35%	622	90.38%	67.79%	12.13%
50,000.01 - 100,000.00	2,291	172,766,548.79	8.42	8.325	65.94	613	83.03	67.97	22.93
100,000.01 - 150,000.00	2,267	283,409,670.76	13.81	7.430	84.63	614	81.03	67.58	26.16
150,000.01 - 200,000.00	1,751	305,407,085.41	14.88	7.170	86.61	611	80.01	61.73	29.22
200,000.01 - 250,000.00	1,219	273,078,558.58	13.31	7.026	88.17	616	80.68	55.48	29.37
250,000.01 - 300,000.00	862	235,947,434.96	11.50	6.976	88.87	619	81.28	51.74	33.48
300,000.01 - 350,000.00	648	210,298,449.36	10.25	6.947	90.95	631	82.48	48.82	35.30
350,000.01 - 400,000.00	453	169,821,114.94	8.28	6.850	91.13	631	82.68	47.83	33.83
400,000.01 - 450,000.00	279	118,699,627.13	5.78	6.933	90.63	629	83.52	49.04	37.18
450,000.01 - 500,000.00	180	85,812,154.71	4.18	6.953	94.46	641	82.15	40.51	36.68
500,000.01 - 550,000.00	85	44,749,185.61	2.18	7.003	92.97	651	85.24	52.80	44.59
550,000.01 - 600,000.00	53	30,412,618.07	1.48	6.838	96.34	639	81.50	54.76	37.81
600,000.01 - 650,000.00	44	27,853,387.25	1.36	6.937	97.71	637	78.79	52.51	24.89
>= 650,000.01	58	44,939,013.73	2.19	6.820	98.50	637	77.23	45.48	18.59
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	10,170	$1,982,525,427.11	96.62%	7.132%	88.80%	621	81.08%	56.18%	31.38%
2nd Lien	1,388	69,359,903.32	3.38	10.153	0.00	650	99.70	61.38	0.00
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,359	$1,045,022,404.42	50.93%	7.135%	83.45%	604	78.62%	60.86%	29.29%
Purchase	5,260	836,433,341.97	40.76	7.347	88.47	649	85.69	49.17	31.99
Rate/Term Refinance	716	130,486,941.36	6.36	7.233	87.36	602	81.15	63.67	27.87
Debt Consolidation	221	39,755,439.98	1.94	7.448	86.92	592	81.18	65.26	30.19
Construction Permanent	1	95,877.01	0.00	10.205	0.00	606	87.27	0.00	100.00
Home Improvement	1	91,325.69	0.00	8.620	0.00	661	95.00	0.00	100.00
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	10,447	$1,896,887,321.00	92.45%	7.193%	85.55%	620	81.70%	56.35%	28.46%
Investment	1,015	140,574,431.32	6.85	7.781	89.06	644	82.03	57.85	53.97
Second Home	96	14,423,578.11	0.70	7.270	87.01	637	80.72	42.80	45.07
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,025	$54,954,604.18	2.68%	9.616%	0.33%	642	93.69%	64.64%	5.34%
181 - 240	436	26,863,491.95	1.31	9.535	3.70	649	95.68	61.39	8.66
241 - 360	10,097	1,970,067,234.30	96.01	7.136	89.31	621	81.19	56.05	31.31
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,026	$54,996,675.39	2.68%	9.617%	0.33%	642	93.68%	64.66%	5.34%
181 - 240	435	26,821,420.74	1.31	9.533	3.71	649	95.70	61.33	8.67
241 - 360	10,097	1,970,067,234.30	96.01	7.136	89.31	621	81.19	56.05	31.31
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,047	$768,024,781.95	37.43%	6.914%	87.42%	625	80.11%	51.24%	26.62%
IL	727	125,142,615.49	6.10	7.542	94.28	629	85.10	57.80	43.59
NY	429	117,591,835.51	5.73	7.250	77.89	625	81.86	43.96	42.76
FL	811	115,532,843.28	5.63	7.374	85.06	621	82.46	52.87	31.48
TX	763	75,948,703.50	3.70	7.957	76.87	619	82.77	54.28	21.52
AZ	564	72,583,366.91	3.54	7.193	85.83	627	83.78	60.02	27.43
NV	324	68,603,669.90	3.34	7.126	89.08	626	81.05	51.30	28.59
MD	313	59,229,449.19	2.89	7.525	85.66	604	80.29	62.33	26.88
MN	387	59,000,118.90	2.88	7.312	86.59	627	85.13	61.11	36.08
NJ	261	58,887,078.39	2.87	7.528	89.07	609	80.47	54.69	34.11
Other	3,932	531,340,867.41	25.90	7.432	83.80	616	82.60	66.34	30.74
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	636	$103,566,332.72	5.22%	6.899%	71.02%	594	51.03%	55.26%	0.00%
60.01 - 70.00%	908	181,371,028.11	9.15	6.988	83.40	586	66.82	55.20	0.03
70.01 – 80.00%	4,426	864,061,393.04	43.58	6.909	91.04	622	78.73	52.38	0.02
80.01 – 85.00%
With MI:	840	161,113,956.58	8.13	7.093	85.68	619	84.38	57.33	100.00
Without MI:	429	71,520,981.96	3.61	8.108	96.03	546	84.66	73.55	0.00
85.01 – 90.00%
With MI:	1,342	267,907,603.59	13.51	7.216	87.46	646	89.68	57.11	100.00
Without MI:	457	83,807,897.99	4.23	7.874	96.41	574	89.71	73.70	0.00
90.01 – 95.00%
With MI:	499	111,364,154.21	5.62	7.265	86.86	660	94.70	61.85	100.00
Without MI:	171	37,177,363.22	1.88	7.475	98.07	602	94.70	77.70	0.00
95.01 – 100.00%
With MI:	370	81,530,173.60	4.11	7.712	92.64	701	99.91	39.52	100.00
Without MI:	92	19,104,542.09	0.96	8.125	96.98	648	99.90	73.74	0.00
Subtotal (First Lien):	10,170	$1,982,525,427.11	100.00%	7.132%	88.80%	621	81.08%	56.18%	31.38%

Second Lien Loans:
<= 60.00%	1	$50,000.00	0.07%	11.550%	0.00%	635	49.25%	0.00%	0.00%
60.01 - 70.00%	1	50,000.00	0.07	11.200	0.00	573	67.00	0.00	0.00
70.01 – 80.00%	2	115,061.00	0.17	9.907	0.00	633	72.23	0.00	0.00
80.01 – 85.00%	1	79,800.00	0.12	10.700	0.00	652	84.47	0.00	0.00
85.01 – 90.00%	3	131,660.00	0.19	10.187	0.00	664	90.00	14.43	0.00
90.01 – 95.00%	38	1,861,397.27	2.68	10.108	0.00	658	94.95	47.02	0.00
95.01 – 100.00%	1,342	67,071,985.05	96.70	10.152	0.00	650	99.98	62.14	0.00
Subtotal (Second Lien):	1,388	69,359,903.32%	100.00%	10.153%	0.00%	650	99.70%	61.38%	0.00%

Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,671	$331,370,789.61	16.71%	7.212%	82.60%	645	81.05%	54.24%	68.75%
60.01 - 70.00%	2,920	575,023,079.98	29.00	7.131	86.13	621	81.41	56.26	68.47
70.01 – 80.00%	4,430	864,520,772.26	43.61	6.912	91.05	622	78.74	52.42	0.07
80.01 – 85.00%	429	71,520,981.96	3.61	8.108	96.03	546	84.66	73.55	0.00
85.01 – 90.00%	457	83,807,897.99	4.23	7.874	96.41	574	89.71	73.70	0.00
90.01 – 95.00%	171	37,177,363.22	1.88	7.475	98.07	602	94.70	77.70	0.00
95.01 – 100.00%	92	19,104,542.09	0.96	8.125	96.98	648	99.90	73.74	0.00
Subtotal (First Lien):	10,170	$1,982,525,427.11	100.00%	7.132%	88.80%	621	81.08%	56.18%	31.38%

Second Lien Loans:
< = 60.00%	1	$50,000.00	0.07%	11.550%	0.00%	635	49.25%	0.00%	0.00%
60.01 - 70.00%	1	50,000.00	0.07	11.200	0.00	573	67.00	0.00	0.00
70.01 – 80.00%	2	115,061.00	0.17	9.907	0.00	633	72.23	0.00	0.00
80.01 – 85.00%	1	79,800.00	0.12	10.700	0.00	652	84.47	0.00	0.00
85.01 – 90.00%	3	131,660.00	0.19	10.187	0.00	664	90.00	14.43	0.00
90.01 – 95.00%	38	1,861,397.27	2.68	10.108	0.00	658	94.95	47.02	0.00
95.01 – 100.00%	1,342	67,071,985.05	96.70	10.152	0.00	650	99.98	62.14	0.00
Subtotal (Second Lien):	1,388	$69,359,903.32	100.00%	10.153%	0.00%	650	99.70%	61.38%	0.00%

Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	621	$101,025,814.48	5.10%	6.901%	70.80%	593	50.90%	55.71%	0.00%
60.01 - 70.00%	859	171,097,136.03	8.63	6.999	82.45	584	66.71	56.05	0.03
70.01 – 80.00%	2,231	434,811,633.05	21.93	7.185	86.66	594	77.58	52.44	0.04
80.01 – 85.00%
With MI:	778	152,643,746.49	7.70	7.065	85.12	618	84.35	57.60	100.00
Without MI:	384	70,682,874.62	3.57	7.940	95.84	551	83.75	70.62	0.00
85.01 – 90.00%
With MI:	1,263	257,077,718.45	12.97	7.186	87.06	645	89.66	56.78	100.00
Without MI:	475	103,970,256.63	5.24	7.484	96.17	593	86.22	58.52	0.00
90.01 – 95.00%
With MI:	548	117,183,461.05	5.91	7.293	87.27	658	94.32	61.82	100.00
Without MI:	390	82,885,680.59	4.18	7.150	96.30	622	86.93	57.21	0.00
95.01 – 100.00%
With MI:	462	95,010,961.99	4.79	7.720	93.26	694	98.25	42.24	100.00
Without MI:	2,159	396,136,143.73	19.98	6.751	95.68	648	80.93	57.79	0.00
Subtotal (First Lien):	10,170	$1,982,525,427.11	100.00%	7.132%	88.80%	621	81.08%	56.18%	31.38%

Second Lien Loans:
< = 60.00%	1	$50,000.00	0.07%	11.550%	0.00%	635	49.25%	0.00%	0.00%
60.01 - 70.00%	1	50,000.00	0.07	11.200	0.00	573	67.00	0.00	0.00
70.01 – 80.00%	2	115,061.00	0.17	9.907	0.00	633	72.23	0.00	0.00
80.01 – 85.00%	1	79,800.00	0.12	10.700	0.00	652	84.47	0.00	0.00
85.01 – 90.00%	3	131,660.00	0.19	10.187	0.00	664	90.00	14.43	0.00
90.01 – 95.00%	38	1,861,397.27	2.68	10.108	0.00	658	94.95	47.02	0.00
95.01 – 100.00%	1,342	67,071,985.05	96.70	10.152	0.00	650	99.98	62.14	0.00
Subtotal (Second Lien):	1,388	$69,359,903.32	100.00%	10.153%	0.00%	650	99.70%	61.38%	0.00%

Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	15	$1,293,025.68	0.06%	8.409%	90.17%	0	77.42%	55.44%	0.00%
1-499	13	1,283,207.67	0.06	10.226	78.75	486	74.75	75.87	37.07
500 - 520	458	75,718,273.07	3.69	8.189	94.99	511	74.37	76.90	0.31
521 - 540	759	130,534,245.46	6.36	7.698	93.64	531	76.16	73.86	2.36
541 - 560	931	161,896,977.26	7.89	7.587	87.85	550	76.99	69.72	10.42
561 - 580	1,012	169,646,048.59	8.27	7.415	87.35	571	78.86	69.39	23.31
581 - 600	1,173	198,027,312.77	9.65	7.305	87.03	591	80.04	67.38	25.26
601 - 620	1,546	252,029,501.04	12.28	7.167	82.94	611	81.69	69.40	30.11
621 - 640	1,711	294,756,005.02	14.37	7.043	85.31	630	82.63	54.92	34.88
641 - 660	1,351	261,170,650.02	12.73	6.943	85.27	650	82.87	44.36	36.65
661 - 680	966	182,927,675.78	8.92	7.069	80.19	670	85.11	40.14	42.99
681 - 700	615	121,004,324.93	5.90	7.050	85.00	690	86.69	34.10	46.95
701 - 720	415	79,279,440.86	3.86	7.104	83.90	710	87.07	30.90	48.10
721 - 740	277	57,824,794.39	2.82	6.981	87.97	730	87.52	38.10	54.23
741 - 760	186	36,574,825.34	1.78	6.991	79.47	750	87.21	37.62	54.65
761 - 780	100	20,746,097.38	1.01	6.993	74.43	770	87.29	34.57	50.69
>= 781	30	7,172,925.17	0.35	7.279	95.01	793	82.51	15.88	28.84
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	8,648	$1,474,411,036.29	71.86%	7.238%	85.13%	617	81.42%	57.41%	29.70%
PUD	1,265	260,334,128.30	12.69	7.141	88.12	627	82.59	53.92	26.29
2-4 Family	801	182,896,170.30	8.91	7.340	86.37	639	81.93	51.14	43.21
Condo	838	133,831,512.70	6.52	7.209	87.98	633	82.93	56.50	27.51
Manufactured Housing	6	412,482.84	0.02	10.453	77.87	588	76.71	74.03	0.00
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$249,153,638.96	$54,375,786.64	$904,022,904.73	$14,414,308.47	$0.00	$2,079,779.88	$1,224,046,418.68
3/27 ARM (Libor)	244,755,631.99	6,075,007.60	10,061,325.17	254,641,217.51	0.00	58,653.75	515,591,836.02
Fixed Rate	50,802,967.82	20,145,204.18	10,727,817.14	139,421,685.26	0.00	28,615,017.45	249,712,691.85
Balloon	16,468,818.04	616,098.75	13,888,637.29	10,242,515.20	0.00	388,128.47	41,604,197.75
5/25 ARM (Libor)	4,471,465.22	4,332,304.95	2,572,060.99	8,053,927.31	0.00	0.00	19,429,758.47
2/18 ARM (Libor)	0.00	0.00	993,800.00	0.00	0.00	0.00	993,800.00
3/1 ARM (CMT)	0.00	0.00	0.00	209,048.86	0.00	0.00	209,048.86
5/10 ARM (Libor)	0.00	0.00	0.00	103,657.37	0.00	0.00	103,657.37
3/12 ARM (Libor)	75,537.47	0.00	0.00	0.00	0.00	0.00	75,537.47
1 Year ARM (CMT)	65,302.83	0.00	0.00	0.00	0.00	0.00	65,302.83
1/29 ARM (Libor)	53,081.13	0.00	0.00	0.00	0.00	0.00	53,081.13
Total:	$565,846,443.46	$85,544,402.12	$942,266,545.32	$427,086,359.98	$0.00	$31,141,579.55	$2,051,885,330.43

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	20.35%	4.44%	73.86%	1.18%	0.00%	0.17%	59.65%
3/27 ARM (Libor)	47.47	1.18	1.95	49.39	0.00	0.01	25.13
Fixed Rate	20.34	8.07	4.30	55.83	0.00	11.46	12.17
Balloon	39.58	1.48	33.38	24.62	0.00	0.93	2.03
5/25 ARM (Libor)	23.01	22.30	13.24	41.45	0.00	0.00	0.95
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.05
3/1 ARM (CMT)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
5/10 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
3/12 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.00
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.00
1/29 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.00
Total:	27.58%	4.17%	45.92%	20.81%	0.00%	1.52%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mos. Int. on Amount Prepaid > 20% Orig. Bal.	6,999	$1,309,315,869.65	63.81%	7.094%	85.14%	620	81.18%	57.52%	29.55%
None	3,262	565,846,443.46	27.58	7.559	88.11	626	82.86	50.87	33.58
5% of UPB	424	59,090,786.90	2.88	6.887	82.89	626	80.69	51.95	21.09
1% of Amount Prepaid	222	26,220,588.78	1.28	7.604	92.47	607	83.34	69.63	32.48
2% of UPB	218	25,091,711.58	1.22	7.602	73.67	613	84.60	71.76	27.69
Other	433	66,319,930.06	3.23	7.240	83.66	610	81.60	73.01	26.19
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	7,093	$1,156,322,852.47	56.35%	7.174%	83.21%	607	81.98%	100.00%	29.97%
Stated	3,766	724,687,012.54	35.32	7.438	88.64	639	81.95	0.00	34.10
Limited	575	142,240,417.08	6.93	6.799	91.84	641	79.61	0.00	17.75
No Documentation	120	27,593,441.91	1.34	6.644	89.45	668	75.19	0.00	9.01
No Ratio	4	1,041,606.43	0.05	6.957	72.11	692	82.01	0.00	72.11
Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
<= 0.00	756	$128,766,743.78	11.14%	7.000%	71.20%	595	79.01%	100.00%	23.56%
0.01 - 5.00	11	2,114,431.87	0.18	6.518	100.00	634	85.54	100.00	61.82
5.01 - 10.00	24	3,950,346.56	0.34	7.397	87.84	613	82.73	100.00	39.95
10.01 - 15.00	94	12,213,525.53	1.06	7.363	87.16	633	81.11	100.00	39.63
15.01 - 20.00	135	17,645,007.71	1.53	7.388	85.86	617	82.12	100.00	44.38
20.01 - 25.00	315	43,871,185.02	3.79	7.306	82.21	607	80.00	100.00	28.17
25.01 - 30.00	480	69,960,540.87	6.05	7.319	81.27	608	81.95	100.00	36.27
30.01 - 35.00	750	113,857,192.25	9.85	7.286	84.25	608	81.42	100.00	31.48
35.01 - 40.00	1,021	168,313,313.84	14.56	7.163	83.02	613	82.12	100.00	31.70
40.01 - 45.00	1,350	217,886,022.78	18.84	7.207	84.40	609	82.70	100.00	28.41
45.01 - 50.00	1,748	301,460,058.14	26.07	7.143	86.12	608	83.46	100.00	30.05
50.01 - 55.00	406	75,975,091.07	6.57	7.056	87.91	593	80.71	100.00	27.73
55.01 - 60.00	3	309,393.05	0.03	10.406	73.45	552	88.12	100.00	56.43
Subtotal (Full Doc):	7,093	$1,156,322,852.47	100.00%	7.174%	83.21%	607	81.98%	100.00%	29.97%

Non-Full Doc Loans:
<= 0.00	455	$96,453,426.12	10.77%	6.925%	82.58%	644	77.19%	0.00%	12.87%
0.01 - 5.00	3	578,082.51	0.06	8.841	100.00	633	71.44	0.00	52.90
5.01 - 10.00	16	2,240,318.03	0.25	8.118	94.67	647	80.53	0.00	60.57
10.01 - 15.00	41	5,365,754.64	0.60	7.880	96.27	630	75.74	0.00	18.74
15.01 - 20.00	118	16,530,018.83	1.85	7.745	91.77	629	79.71	0.00	35.75
20.01 - 25.00	166	24,541,475.53	2.74	7.573	84.61	632	79.19	0.00	37.40
25.01 - 30.00	287	49,092,063.61	5.48	7.382	90.97	634	80.15	0.00	32.67
30.01 - 35.00	447	85,949,044.80	9.60	7.328	88.82	634	79.92	0.00	29.59
35.01 - 40.00	774	151,616,988.75	16.93	7.356	90.97	642	82.04	0.00	32.76
40.01 - 45.00	1,189	247,623,984.96	27.65	7.337	91.14	641	82.40	0.00	30.75
45.01 - 50.00	857	191,684,293.65	21.40	7.296	88.56	645	83.33	0.00	37.39
50.01 - 55.00	112	23,887,026.53	2.67	7.427	86.31	621	80.17	0.00	27.07
Subtotal (Non-Full Doc):	4,465	$895,562,477.96	100.00%	7.312%	89.15%	640	81.37%	0.00%	30.77%

Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	188	$46,807,673.02	2.66%	5.360%	100.00%	654	76.45%	71.57%	9.46%
5.501 - 6.000	757	177,927,891.36	10.11	5.851	100.00	642	77.94	66.77	18.16
6.001 - 6.500	1,245	298,890,578.33	16.98	6.321	100.00	633	79.24	59.44	24.06
6.501 - 7.000	1,750	401,092,654.40	22.78	6.804	100.00	624	80.96	55.00	32.33
7.001 - 7.500	1,401	299,052,044.30	16.99	7.307	100.00	619	83.53	47.17	40.21
7.501 - 8.000	1,397	266,359,257.19	15.13	7.790	100.00	611	84.32	47.47	40.48
8.001 - 8.500	764	121,407,077.43	6.90	8.282	100.00	594	84.28	53.04	32.42
8.501 - 9.000	581	78,775,251.78	4.47	8.786	100.00	587	84.10	50.26	29.84
9.001 - 9.500	315	37,239,605.65	2.12	9.285	100.00	579	82.11	52.88	24.91
9.501 - 10.000	203	19,340,033.87	1.10	9.776	100.00	571	83.85	59.57	20.58
10.001 - 10.500	83	7,334,946.14	0.42	10.262	100.00	562	80.92	60.29	10.10
10.501 - 11.000	44	3,058,694.97	0.17	10.803	100.00	567	80.40	56.54	6.18
>= 11.001	44	3,282,732.39	0.19	11.879	100.00	553	81.35	82.94	41.25
Subtotal (ARM Loans):	8,772	$1,760,568,440.83	100.00%	7.128%	100.00%	620	81.61%	54.65%	30.94%

Fixed Rate Loans:
<= 5.500	2	$472,209.77	0.16%	5.432%	0.00%	634	61.47%	100.00%	0.00%
5.501 - 6.000	77	16,530,903.97	5.67	5.934	0.00	669	69.59	72.33	20.90
6.001 - 6.500	221	47,579,339.54	16.33	6.342	0.00	645	72.77	74.08	22.99
6.501 - 7.000	323	62,589,448.94	21.49	6.813	0.00	630	76.58	65.70	34.98
7.001 - 7.500	195	32,611,210.70	11.19	7.295	0.00	624	79.82	65.95	48.90
7.501 - 8.000	222	30,953,648.25	10.63	7.794	0.00	614	81.98	67.11	44.34
8.001 - 8.500	101	12,765,654.75	4.38	8.284	0.00	597	81.85	66.94	44.77
8.501 - 9.000	117	9,720,033.17	3.34	8.798	0.00	617	82.75	66.47	28.62
9.001 - 9.500	287	17,567,845.75	6.03	9.379	0.00	648	94.41	75.72	4.20
9.501 - 10.000	468	23,709,448.07	8.14	9.826	0.00	649	97.20	59.35	5.25
10.001 - 10.500	269	14,350,176.43	4.93	10.319	0.00	638	98.42	53.67	4.76
10.501 - 11.000	342	15,753,158.33	5.41	10.802	0.00	625	98.23	60.75	0.87
>= 11.001	162	6,713,811.93	2.30	11.656	0.00	613	94.29	51.16	1.57
Subtotal (Fixed Rate):	2,786	$291,316,889.60	100.00%	7.873%	0.00%	633	82.32%	66.65%	26.56%

Total:	11,558	$2,051,885,330.43	100.00%	7.234%	85.80%	622	81.71%	56.35%	30.32%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	12	$3,785,736.65	0.22%	6.801%	100.00%	628	80.41%	67.56%	20.46%
3.001 - 3.500	4	778,165.58	0.04	6.354	100.00	636	64.20	74.60	54.57
3.501 - 4.000	15	2,810,334.86	0.16	6.163	100.00	611	74.71	79.68	7.32
4.001 - 4.500	76	16,377,800.65	0.93	6.201	100.00	600	75.32	82.73	8.15
4.501 - 5.000	737	183,033,046.42	10.40	6.389	100.00	631	77.73	41.86	12.84
5.001 - 5.500	853	169,344,438.26	9.62	6.754	100.00	610	80.69	72.28	27.38
5.501 - 6.000	1,970	402,689,964.06	22.87	6.841	100.00	621	80.44	61.81	25.25
6.001 - 6.500	2,552	487,642,253.23	27.70	7.267	100.00	617	83.22	58.89	40.91
6.501 - 7.000	2,047	404,243,814.04	22.96	7.579	100.00	625	82.87	41.62	36.37
7.001 - 7.500	215	40,116,262.94	2.28	7.677	100.00	617	83.03	43.09	31.81
7.501 - 8.000	146	27,759,262.98	1.58	8.124	100.00	603	82.88	42.39	23.58
8.001 - 8.500	72	11,393,982.75	0.65	8.352	100.00	589	84.18	52.52	24.40
8.501 - 9.000	38	5,985,716.39	0.34	8.841	100.00	587	87.72	38.43	21.16
9.001 - 9.500	20	2,775,882.34	0.16	9.354	100.00	576	88.28	43.38	12.31
9.501 - 10.000	7	789,057.57	0.04	9.791	100.00	563	94.06	88.90	0.00
>= 10.001	8	1,042,722.11	0.06	9.056	100.00	595	84.08	66.43	25.63
Total:	8,772	$1,760,568,440.83	100.00%	7.128%	100.00%	620	81.61%	54.65%	30.94%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	38	$4,089,861.76	0.23%	8.748%	100.00%	594	78.91%	43.82%	18.72%
1.500	645	122,767,159.88	6.97	6.957	100.00	601	79.59	66.11	20.90
2.000	4,675	1,007,533,229.89	57.23	7.039	100.00	622	81.98	54.47	33.01
3.000	3,374	616,690,317.05	35.03	7.302	100.00	620	81.46	53.13	29.71
5.000	3	551,577.06	0.03	7.522	100.00	623	71.31	20.74	48.46
6.000	36	8,892,335.79	0.51	6.765	100.00	644	80.20	29.43	25.79
6.500	1	43,959.40	0.00	11.640	100.00	527	65.00	100.00	0.00
Total:	8,772	$1,760,568,440.83	100.00%	7.128%	100.00%	620	81.61%	54.65%	30.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	7,503	$1,494,191,248.74	84.87%	7.203%	100.00%	619	82.14%	56.11%	34.25%
1.500	899	164,560,256.66	9.35	6.914	100.00	608	79.75	61.84	18.13
2.000	364	101,398,017.66	5.76	6.369	100.00	653	76.81	21.63	3.15
3.000	5	266,278.00	0.02	10.326	100.00	597	81.90	44.66	0.00
6.000	1	152,639.77	0.01	7.250	100.00	608	68.00	0.00	0.00
Total:	8,772	$1,760,568,440.83	100.00%	7.128%	100.00%	620	81.61%	54.65%	30.94%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	2	$379,000.00	0.02%	5.406%	100.00%	669	74.34%	100.00%	0.00%
10.501 - 11.000	9	2,248,408.99	0.13	5.298	100.00	665	79.93	39.76	0.00
11.001 - 11.500	78	19,539,813.77	1.11	5.459	100.00	652	77.65	50.95	9.48
11.501 - 12.000	292	67,134,466.38	3.81	5.863	100.00	640	77.66	55.27	9.93
12.001 - 12.500	535	131,467,338.15	7.47	6.151	100.00	641	76.80	53.63	13.70
12.501 - 13.000	1,032	249,234,278.03	14.16	6.381	100.00	637	79.13	59.71	25.71
13.001 - 13.500	1,262	291,390,518.20	16.55	6.657	100.00	627	81.01	60.89	32.14
13.501 - 14.000	1,648	345,209,665.91	19.61	7.036	100.00	618	81.97	56.91	36.85
14.001 - 14.500	1,215	237,816,212.64	13.51	7.464	100.00	616	84.15	47.35	40.21
14.501 - 15.000	1,192	215,241,232.83	12.23	7.932	100.00	609	84.66	46.97	38.30
15.001 - 15.500	631	95,172,213.79	5.41	8.417	100.00	591	84.06	52.82	30.70
15.501 - 16.000	432	57,257,934.24	3.25	8.941	100.00	581	84.11	50.35	27.48
16.001 - 16.500	204	27,419,571.98	1.56	9.390	100.00	571	82.36	53.52	23.98
16.501 - 17.000	119	10,966,158.78	0.62	9.878	100.00	564	81.55	56.31	12.86
17.001 - 17.500	62	5,399,096.19	0.31	9.925	100.00	558	80.56	60.60	15.13
17.501 - 18.000	29	2,396,991.57	0.14	10.969	100.00	557	79.45	65.68	15.66
18.001 - 18.500	16	1,200,776.29	0.07	11.300	100.00	567	88.05	94.66	41.23
18.501 - 19.000	11	874,753.38	0.05	11.941	100.00	522	84.25	94.97	53.93
19.001 - 19.500	2	153,459.75	0.01	12.894	100.00	583	75.55	70.35	70.35
>= 19.501	1	66,549.96	0.00	12.525	100.00	537	80.00	0.00	100.00
Total:	8,772	$1,760,568,440.83	100.00%	7.128%	100.00%	620	81.61%	54.65%	30.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	525	$137,081,793.00	7.79%	6.227%	100.00%	651	77.01%	36.95%	5.49%
5.501 - 6.000	628	140,785,753.57	8.00	5.946	100.00	641	78.30	70.12	19.45
6.001 - 6.500	1,111	266,584,771.89	15.14	6.291	100.00	632	79.47	65.58	27.43
6.501 - 7.000	1,770	401,580,325.02	22.81	6.767	100.00	624	81.05	56.67	33.07
7.001 - 7.500	1,379	292,455,854.59	16.61	7.302	100.00	617	83.64	48.74	41.59
7.501 - 8.000	1,356	258,074,081.22	14.66	7.782	100.00	610	84.51	48.54	40.82
8.001 - 8.500	750	116,615,262.88	6.62	8.262	100.00	593	84.22	55.19	32.93
8.501 - 9.000	575	78,032,310.72	4.43	8.775	100.00	587	84.22	50.23	29.67
9.001 - 9.500	306	36,383,975.45	2.07	9.277	100.00	578	81.99	52.08	25.15
9.501 - 10.000	200	18,837,571.42	1.07	9.771	100.00	571	83.69	58.49	20.05
10.001 - 10.500	85	7,723,734.35	0.44	10.094	100.00	566	80.67	57.75	10.43
10.501 - 11.000	44	3,196,824.29	0.18	10.747	100.00	570	80.88	58.42	12.25
11.001 - 11.500	17	1,067,851.05	0.06	11.239	100.00	575	82.49	68.88	6.00
11.501 - 12.000	15	1,041,701.40	0.06	11.819	100.00	551	75.84	88.90	25.33
12.001 - 12.500	6	526,877.50	0.03	12.213	100.00	544	86.03	91.36	72.11
12.501 - 13.000	4	471,792.73	0.03	12.684	100.00	512	86.18	100.00	100.00
13.001 - 13.500	1	107,959.75	0.01	13.250	100.00	609	80.00	100.00	100.00
Total:	8,772	$1,760,568,440.83	100.00%	7.128%	100.00%	620	81.61%	54.65%	30.94%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 0	8	$758,439.20	0.04%	10.931%	100.00%	536	87.18%	78.86%	53.23%
1 - 12	104	11,457,570.47	0.65	9.086	100.00	583	81.38	76.26	22.62
13 - 24	5,997	1,204,878,080.04	68.44	7.154	100.00	620	81.81	55.07	31.71
25 - 36	2,536	513,651,983.91	29.18	7.037	100.00	620	81.34	53.58	29.53
>= 37	127	29,822,367.21	1.69	6.803	100.00	632	78.34	47.42	27.03
Total:	8,772	$1,760,568,440.83	100.00%	7.128%	100.00%	620	81.61%	54.65%	30.94%

SAIL 2005-1 Collateral Summary – Group 1

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Cut-off Date.
Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,553	$419,382,619.50	61.47%	7.207%	100.00%	604	80.88%	58.20%	33.95%
3/27 ARM (Libor)	890	152,161,450.99	22.30	7.207	100.00	611	81.44	54.77	40.55
3/12 ARM (Libor)	1	75,537.47	0.01	7.450	100.00	602	95.00	100.00	100.00
5/10 ARM (Libor)	1	103,657.37	0.02	6.500	100.00	624	80.00	100.00	0.00
5/25 ARM (Libor)	44	6,939,636.08	1.02	6.976	100.00	614	75.41	53.10	37.98
Balloon	184	10,537,910.49	1.54	9.748	0.00	662	99.91	54.78	0.00
Fixed Rate	666	93,070,572.84	13.64	7.247	0.00	624	76.10	70.85	35.69
Subtotal (Non-IOs):	4,339	$682,271,384.74	100.00%	7.250%	84.81%	609	80.59%	59.07%	35.18%

Interest-Only Loans:
2/28 ARM (Libor)	209	$46,442,091.19	73.32%	6.921%	100.00%	702	89.52%	35.43%	53.28%
3/27 ARM (Libor)	70	14,471,353.70	22.85	6.696	100.00	700	86.23	50.56	39.28
Fixed Rate	10	2,427,918.51	3.83	6.684	0.00	716	83.53	48.93	9.80
Subtotal (IO Loans):	289	$63,341,363.40	100.00%	6.861%	96.17%	702	88.54%	39.40%	48.41%

Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	292	$11,148,173.88	1.50%	9.053%	46.15%	625	82.79%	49.28%	17.91%
50,000.01 - 100,000.00	872	67,099,456.14	9.00	7.777	73.25	615	79.46	62.02	29.30
100,000.01 - 150,000.00	1,118	140,434,436.24	18.83	7.269	84.22	616	80.25	66.62	31.14
150,000.01 - 200,000.00	971	170,114,553.47	22.82	7.162	87.27	611	80.15	59.20	35.62
200,000.01 - 250,000.00	634	142,223,196.72	19.07	7.073	87.88	615	81.26	53.53	36.20
250,000.01 - 300,000.00	472	129,289,201.79	17.34	7.057	90.12	618	82.31	52.08	39.75
300,000.01 - 350,000.00	269	85,303,729.90	11.44	7.040	90.33	635	84.80	50.56	49.05
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,428	$734,252,391.11	98.48%	7.177%	87.11%	617	80.98%	57.45%	36.87%
2nd Lien	200	11,360,357.03	1.52	9.759	0.00	662	99.81	54.20	0.00
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,454	$416,295,180.94	55.83%	7.124%	83.29%	598	77.63%	60.89%	30.81%
Purchase	1,774	265,249,124.80	35.57	7.360	89.93	652	86.85	50.53	45.47
Rate/Term Refinance	307	50,029,147.24	6.71	7.201	85.64	595	81.41	65.13	33.13
Debt Consolidation	93	14,039,295.16	1.88	7.299	81.81	602	83.02	55.99	37.27
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,988	$660,015,676.19	88.52%	7.158%	85.41%	614	81.26%	58.60%	34.35%
Investment	592	78,894,498.17	10.58	7.756	88.87	647	81.67	48.28	52.87
Second Home	48	6,702,573.78	0.90	6.664	85.82	633	76.88	45.91	33.95
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	263	$17,493,295.49	2.35%	8.911%	1.02%	644	87.95%	54.29%	8.93%
241 - 360	4,365	728,119,452.65	97.65	7.176	87.81	617	81.10	57.47	36.96
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	263	$17,493,295.49	2.35%	8.911%	1.02%	644	87.95%	54.29%	8.93%
241 - 360	4,365	728,119,452.65	97.65	7.176	87.81	617	81.10	57.47	36.96
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,172	$237,462,465.02	31.85%	6.925%	85.56%	615	78.38%	54.16%	28.85%
IL	406	65,843,376.24	8.83	7.402	96.27	630	85.62	60.13	49.56
FL	375	51,872,788.75	6.96	7.337	87.06	617	82.10	53.76	34.73
NY	196	41,841,783.60	5.61	7.261	74.39	612	78.95	41.61	40.76
AZ	286	34,957,188.13	4.69	7.234	83.13	626	84.13	63.68	35.99
MN	182	28,997,805.82	3.89	7.177	90.72	628	85.64	61.41	46.27
NJ	127	27,863,505.25	3.74	7.497	94.00	611	80.73	50.21	38.16
TX	257	24,895,402.11	3.34	7.996	71.81	617	83.40	50.95	30.28
NV	124	24,738,931.04	3.32	7.061	92.42	617	81.05	53.70	40.40
MD	120	20,463,668.22	2.74	7.493	83.37	603	81.19	61.83	37.89
Other	1,383	186,675,833.96	25.04	7.326	84.31	617	82.30	65.24	38.87
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	364	$52,240,238.71	7.11%	6.913%	71.62%	589	50.02%	55.76%	0.00%
60.01 - 70.00%	439	72,427,935.51	9.86	7.017	82.80	582	66.65	56.30	0.00
70.01 – 80.00%	1,675	268,697,558.26	36.59	7.058	88.53	609	78.57	55.12	0.00
80.01 – 85.00%
With MI:	436	72,376,482.26	9.86	7.192	85.52	618	84.54	54.94	100.00
Without MI:	141	22,929,501.59	3.12	7.805	95.47	543	84.71	64.43	0.00
85.01 – 90.00%
With MI:	603	104,928,989.22	14.29	7.179	86.19	646	89.67	60.68	100.00
Without MI:	162	28,190,602.69	3.84	7.442	95.76	574	89.76	86.15	0.00
90.01 – 95.00%
With MI:	272	49,314,083.90	6.72	7.264	87.45	656	94.71	63.65	100.00
Without MI:	81	14,492,781.01	1.97	7.313	95.69	597	94.84	87.52	0.00
95.01 – 100.00%
With MI:	235	44,064,492.99	6.00	7.749	94.80	705	99.92	34.23	100.00
Without MI:	20	4,589,724.97	0.63	7.826	94.42	676	100.00	47.00	0.00
Subtotal (First Lien):	4,428	$734,252,391.11	100.00%	7.177%	87.11%	617	80.98%	57.45%	36.87%

Second Lien Loans:
90.01 – 95.00%	7	$371,834.36	3.27%	9.534%	0.00%	690	95.00%	29.85%	0.00%
95.01 – 100.00%	193	10,988,522.67	96.73	9.767	0.00	661	99.98	55.02	0.00
Subtotal (Second Lien):	200	$11,360,357.03	100.00%	9.759%	0.00%	662	99.81%	54.20%	0.00%

Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	938	$158,420,481.10	21.58%	7.238%	84.06%	645	80.41%	52.87%	67.02%
60.01 - 70.00%	1,411	236,931,741.49	32.27	7.159	85.03	619	81.47	57.42	69.43
70.01 – 80.00%	1,675	268,697,558.26	36.59	7.058	88.53	609	78.57	55.12	0.00
80.01 – 85.00%	141	22,929,501.59	3.12	7.805	95.47	543	84.71	64.43	0.00
85.01 – 90.00%	162	28,190,602.69	3.84	7.442	95.76	574	89.76	86.15	0.00
90.01 – 95.00%	81	14,492,781.01	1.97	7.313	95.69	597	94.84	87.52	0.00
95.01 – 100.00%	20	4,589,724.97	0.63	7.826	94.42	676	100.00	47.00	0.00
Subtotal (First Lien):	4,428	$734,252,391.11	100.00%	7.177%	87.11%	617	80.98%	57.45%	36.87%

Second Lien Loans:
90.01 – 95.00%	7	$371,834.36	3.27%	9.534%	0.00%	690	95.00%	29.85%	0.00%
95.01 – 100.00%	193	10,988,522.67	96.73	9.767	0.00	661	99.98	55.02	0.00
Subtotal (Second Lien):	200	$11,360,357.03	100.00%	9.759%	0.00%	662	99.81%	54.20%	0.00%

Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Full Combined Loan-to-Value Ratio*
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	359	$51,613,967.67	7.03%	6.918%	71.76%	589	50.00%	55.51%	0.00%
60.01 - 70.00%	419	70,654,927.29	9.62	7.002	82.16	582	66.54	56.75	0.00
70.01 – 80.00%	1,044	169,494,892.08	23.08	7.305	86.15	585	77.76	49.44	0.00
80.01 – 85.00%
With MI:	406	68,346,805.95	9.31	7.155	85.08	617	84.52	56.13	100.00
Without MI:	130	21,700,849.09	2.96	7.761	96.20	542	84.49	64.71	0.00
85.01 – 90.00%
With MI:	565	99,382,028.48	13.54	7.148	85.65	645	89.65	60.66	100.00
Without MI:	151	26,520,996.29	3.61	7.394	95.90	567	88.88	85.96	0.00
90.01 – 95.00%
With MI:	299	52,585,776.92	7.16	7.291	87.86	655	94.24	62.58	100.00
Without MI:	124	20,480,215.41	2.79	7.410	94.13	602	90.71	68.72	0.00
95.01 – 100.00%
With MI:	276	50,369,437.02	6.86	7.757	94.82	699	98.45	36.42	100.00
Without MI:	655	103,102,494.91	14.04	6.694	92.78	651	80.96	66.39	0.00
Subtotal (First Lien):	4,428	$734,252,391.11	100.00%	7.177%	87.11%	617	80.98%	57.45%	36.87%

Second Lien Loans:
90.01 – 95.00%	7	$371,834.36	3.27%	9.534%	0.00%	690	95.00%	29.85%	0.00%
95.01 – 100.00%	193	10,988,522.67	96.73	9.767	0.00	661	99.98	55.02	0.00
Subtotal (Second Lien):	200	$11,360,357.03	100.00%	9.759%	0.00%	662	99.81%	54.20%	0.00%

Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	194	$31,693,969.08	4.25%	7.891%	92.32%	511	72.16%	65.71%	0.00%
521 - 540	370	61,096,803.03	8.19	7.518	92.28	531	74.99	66.98	2.08
541 - 560	433	72,024,249.93	9.66	7.416	89.01	550	76.01	64.44	11.47
561 - 580	481	78,800,067.61	10.57	7.328	88.67	570	78.34	65.54	24.53
581 - 600	475	75,877,696.70	10.18	7.166	88.32	591	79.17	61.82	34.65
601 - 620	546	82,739,349.31	11.10	6.987	84.53	610	81.09	71.86	37.92
621 - 640	518	76,734,524.42	10.29	7.103	81.32	630	82.54	60.53	47.02
641 - 660	430	65,700,466.39	8.81	7.094	77.60	650	83.68	49.06	51.76
661 - 680	423	68,314,785.68	9.16	7.091	81.53	670	85.54	43.35	50.83
681 - 700	287	51,268,238.60	6.88	7.134	87.80	689	87.10	40.86	55.37
701 - 720	201	33,592,673.01	4.51	7.171	81.94	710	89.22	35.81	61.97
721 - 740	130	23,606,534.59	3.17	7.080	89.28	731	89.59	45.99	69.07
741 - 760	87	13,851,649.29	1.86	7.016	84.44	748	87.29	36.60	57.79
761 - 780	37	7,241,591.06	0.97	6.856	80.50	770	87.86	51.82	66.34
>= 781	16	3,070,149.44	0.41	7.076	90.58	788	85.08	27.58	33.11
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,363	$531,663,576.15	71.31%	7.199%	85.59%	611	80.89%	59.16%	35.55%
PUD	472	80,351,940.10	10.78	7.218	88.43	621	83.22	55.98	34.88
2-4 Family	404	75,978,672.33	10.19	7.409	82.91	639	80.32	49.14	41.28
Condo	389	57,618,559.56	7.73	7.123	87.65	639	83.25	53.97	38.69
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$79,383,923.18	$18,465,737.92	$367,058,254.09	$916,795.50	$0.00	$0.00	$465,824,710.69
3/27 ARM (Libor)	101,894,715.96	814,625.52	1,611,621.28	62,311,841.93	0.00	0.00	166,632,804.69
Fixed Rate	13,824,427.12	9,007,314.02	4,352,570.67	68,314,179.54	0.00	0.00	95,498,491.35
Balloon	1,386,183.00	73,000.00	4,993,463.29	4,085,264.20	0.00	0.00	10,537,910.49
5/25 ARM (Libor)	1,162,412.82	1,200,000.00	771,557.26	3,805,666.00	0.00	0.00	6,939,636.08
5/10 ARM (Libor)	0.00	0.00	0.00	103,657.37	0.00	0.00	103,657.37
3/12 ARM (Libor)	75,537.47	0.00	0.00	0.00	0.00	0.00	75,537.47
Total:	$197,727,199.55	$29,560,677.46	$378,787,466.59	$139,537,404.54	$0.00	$0.00	$745,612,748.14

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	17.04%	3.96%	78.80%	0.20%	0.00%	0.00%	62.48%
3/27 ARM (Libor)	61.15	0.49	0.97	37.39	0.00	0.00	22.35
Fixed Rate	14.48	9.43	4.56	71.53	0.00	0.00	12.81
Balloon	13.15	0.69	47.39	38.77	0.00	0.00	1.41
5/25 ARM (Libor)	16.75	17.29	11.12	54.84	0.00	0.00	0.93
5/10 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
3/12 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	26.52%	3.96%	50.80%	18.71%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mos. Int. Amt. Prepaid > 20% Orig. Bal.	3,148	$509,709,698.71	68.36%	7.089%	83.60%	616	80.49%	58.65%	33.01%
None	1,161	197,727,199.55	26.52	7.519	92.31	623	83.23	51.98	44.47
1% Amount Prepaid	135	14,748,530.64	1.98	7.388	92.39	615	81.70	63.20	43.06
2% of UPB	91	11,208,743.93	1.50	7.260	64.17	624	83.01	68.22	41.44
2 Mos. Int. on Amount Prepaid	41	6,192,450.11	0.83	7.175	79.78	594	76.75	80.47	22.40
Other	52	6,026,125.20	0.81	7.658	85.60	608	83.14	71.09	35.35
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,731	$427,966,338.63	57.40%	6.987%	82.97%	607	81.32%	100.00%	35.03%
Stated	1,803	302,672,521.05	40.59	7.546	90.07	632	81.12	0.00	38.30
Limited	90	14,235,370.11	1.91	7.109	80.47	622	82.80	0.00	31.02
No Ratio	3	618,956.59	0.08	6.962	53.07	687	76.55	0.00	53.07
No Documentation	1	119,561.76	0.02	8.750	100.00	741	95.00	0.00	100.00
Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 - 5.00	8	$1,070,931.87	0.25%	7.313%	100.00%	618	86.01%	100.00%	54.12%
5.01 - 10.00	13	1,570,942.00	0.37	7.420	90.14	589	78.53	100.00	9.11
10.01 - 15.00	51	6,418,641.41	1.50	7.088	84.78	633	78.07	100.00	31.03
15.01 - 20.00	70	8,771,915.14	2.05	7.170	80.38	619	80.51	100.00	50.67
20.01 - 25.00	132	18,527,234.94	4.33	6.919	78.39	614	79.80	100.00	34.59
25.01 - 30.00	222	32,171,600.90	7.52	6.981	79.82	608	80.28	100.00	39.46
30.01 - 35.00	325	45,407,330.66	10.61	7.119	78.05	606	80.96	100.00	34.87
35.01 - 40.00	432	68,202,237.36	15.94	6.920	80.72	612	80.28	100.00	33.48
40.01 - 45.00	585	92,822,881.61	21.69	7.045	83.92	608	82.06	100.00	32.80
45.01 - 50.00	701	118,420,226.96	27.67	6.965	85.77	604	82.83	100.00	36.95
50.01 - 55.00	192	34,582,395.78	8.08	6.811	86.54	592	79.25	100.00	31.15
Subtotal (Full Doc):	2,731	$427,966,338.63	100.00%	6.987%	82.97%	607	81.32%	100.00%	35.03%

Non-Full Doc Loans:
<= 0.00	5	$825,711.76	0.26%	7.904%	88.28%	700	84.42%	0.00	88.28%
0.01 - 5.00	3	578,082.51	0.18	8.841	100.00	633	71.44	0.00	52.90
5.01 - 10.00	12	1,384,818.03	0.44	8.602	96.03	621	78.75	0.00	69.47
10.01 - 15.00	26	3,219,774.04	1.01	8.280	95.68	626	81.42	0.00	23.67
15.01 - 20.00	91	10,874,830.64	3.42	7.953	91.48	636	79.83	0.00	41.31
20.01 - 25.00	101	13,634,570.12	4.29	7.775	88.06	627	78.33	0.00	36.93
25.01 - 30.00	162	23,796,795.48	7.49	7.622	90.24	629	79.99	0.00	38.81
30.01 - 35.00	268	41,813,127.15	13.16	7.500	87.53	627	79.73	0.00	35.43
35.01 - 40.00	346	58,462,050.24	18.40	7.535	90.75	636	81.98	0.00	40.40
40.01 - 45.00	457	85,348,510.14	26.87	7.480	91.72	631	82.50	0.00	38.85
45.01 - 50.00	363	65,795,021.67	20.71	7.383	87.06	635	81.77	0.00	38.81
50.01 - 55.00	63	11,913,117.73	3.75	7.410	85.11	611	77.28	0.00	17.90
Subtotal (Non-Full Doc):	1,897	$317,646,409.51	100.00%	7.526%	89.57%	631	81.19%	0.00%	38.02%

Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	53	$10,260,933.69	1.60%	5.325%	100.00%	665	74.70%	85.55%	13.35%
5.501 - 6.000	283	52,701,963.11	8.24	5.861	100.00	645	77.29	74.72	22.22
6.001 - 6.500	455	85,623,138.26	13.39	6.320	100.00	628	79.13	68.41	29.15
6.501 - 7.000	831	150,485,793.75	23.53	6.811	100.00	617	80.65	62.36	38.68
7.001 - 7.500	745	132,207,519.39	20.67	7.311	100.00	608	83.73	56.80	43.49
7.501 - 8.000	830	131,103,443.64	20.50	7.795	100.00	601	83.69	54.17	40.59
8.001 - 8.500	259	38,854,649.36	6.08	8.251	100.00	611	83.97	21.58	41.44
8.501 - 9.000	167	23,616,446.65	3.69	8.793	100.00	610	83.59	0.00	35.14
9.001 - 9.500	71	8,714,050.30	1.36	9.287	100.00	606	84.35	0.00	46.88
9.501 - 10.000	47	4,103,125.43	0.64	9.729	100.00	583	82.46	0.00	30.49
10.001 - 10.500	14	1,072,578.96	0.17	10.207	100.00	589	77.47	0.00	36.57
10.501 - 11.000	9	666,253.76	0.10	10.770	100.00	569	82.76	0.00	20.80
>= 11.001	4	166,450.00	0.03	11.543	100.00	555	79.60	0.00	0.00
Subtotal (ARM Loans):	3,768	$639,576,346.30	100.00%	7.172%	100.00%	615	81.70%	55.52%	37.09%

Fixed Rate Loans:
5.501 - 6.000	32	$5,489,616.11	5.18%	5.949%	0.00%	687	65.01%	73.63%	14.06%
6.001 - 6.500	100	18,440,489.73	17.39	6.341	0.00	648	71.29	84.47	18.30
6.501 - 7.000	145	25,540,196.78	24.09	6.797	0.00	632	75.94	64.92	37.07
7.001 - 7.500	94	13,839,354.48	13.05	7.280	0.00	628	79.18	64.86	49.09
7.501 - 8.000	127	16,881,499.52	15.92	7.799	0.00	608	81.75	71.61	48.65
8.001 - 8.500	60	6,925,616.78	6.53	8.304	0.00	586	79.48	77.74	41.45
8.501 - 9.000	59	4,503,597.20	4.25	8.792	0.00	600	79.74	74.27	23.69
9.001 - 9.500	141	8,577,980.85	8.09	9.384	0.00	633	91.94	80.50	6.18
9.501 - 10.000	43	2,223,230.69	2.10	9.789	0.00	661	92.77	0.00	14.35
10.001 - 10.500	28	1,884,457.63	1.78	10.366	0.00	648	97.94	0.00	2.48
10.501 - 11.000	21	1,265,547.58	1.19	10.850	0.00	632	94.87	0.00	0.00
>= 11.001	10	464,814.49	0.44	11.318	0.00	614	90.65	0.00	0.00
Subtotal (Fixed Rate):	860	$106,036,401.84	100.00%	7.483%	0.00%	630	78.63%	68.75%	31.55%

Total:	4,628	$745,612,748.14	100.00%	7.217%	85.78%	617	81.27%	57.40%	36.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	1	$323,000.00	0.05%	7.350%	100.00%	660	95.00%	0.00%	100.00%
3.001 - 3.500	4	778,165.58	0.12	6.354	100.00	636	64.20	74.60	54.57
3.501 - 4.000	7	995,541.14	0.16	6.159	100.00	561	64.01	100.00	10.07
4.001 - 4.500	44	8,045,587.11	1.26	6.409	100.00	568	73.42	88.15	9.72
4.501 - 5.000	195	35,136,980.74	5.49	6.609	100.00	582	78.44	76.69	30.60
5.001 - 5.500	461	78,987,589.04	12.35	6.853	100.00	603	81.49	74.13	34.43
5.501 - 6.000	965	162,779,720.36	25.45	6.918	100.00	616	80.19	65.26	26.09
6.001 - 6.500	1,107	186,194,296.53	29.11	7.262	100.00	616	83.46	54.80	46.18
6.501 - 7.000	972	164,073,782.90	25.65	7.637	100.00	628	82.57	31.76	41.38
7.001 - 7.500	10	1,795,374.67	0.28	7.622	100.00	658	82.03	30.12	55.85
7.501 - 8.000	2	466,308.23	0.07	8.104	100.00	628	86.56	0.00	65.62
Total:	3,768	$639,576,346.30	100.00%	7.172%	100.00%	615	81.70%	55.52%	37.09%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
2.000	2,855	$503,445,560.37	78.72%	7.120%	100.00%	615	81.68%	54.80%	36.78%
3.000	913	136,130,785.93	21.28	7.365	100.00	616	81.76	58.16	38.26
Total:	3,768	$639,576,346.30	100.00%	7.172%	100.00%	615	81.70%	55.52%	37.09%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date.
Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,768	$639,576,346.30	100.00%	7.172%	100.00%	615	81.70%	55.52%	37.09%
Total:	3,768	$639,576,346.30	100.00%	7.172%	100.00%	615	81.70%	55.52%	37.09%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.001 - 11.500	3	$494,402.17	0.08%	5.411%	100.00%	647	76.99%	72.44%	27.56%
11.501 - 12.000	56	9,596,644.38	1.50	5.848	100.00	645	79.47	84.35	15.38
12.001 - 12.500	137	23,550,819.91	3.68	5.965	100.00	638	76.28	80.80	15.89
12.501 - 13.000	401	72,713,019.23	11.37	6.245	100.00	636	78.26	70.45	29.86
13.001 - 13.500	549	100,645,065.71	15.74	6.611	100.00	623	80.31	66.76	34.94
13.501 - 14.000	883	152,688,835.76	23.87	7.007	100.00	615	81.33	61.05	40.49
14.001 - 14.500	624	111,909,133.78	17.50	7.390	100.00	609	84.13	50.86	43.25
14.501 - 15.000	664	107,930,514.23	16.88	7.862	100.00	599	83.66	48.59	37.59
15.001 - 15.500	232	32,397,788.42	5.07	8.340	100.00	610	83.96	20.08	43.08
15.501 - 16.000	130	17,214,247.36	2.69	8.866	100.00	608	83.52	0.49	36.75
16.001 - 16.500	37	6,197,893.95	0.97	9.313	100.00	600	84.56	0.00	47.04
16.501 - 17.000	33	2,907,091.93	0.45	9.803	100.00	585	81.94	0.00	31.11
17.001 - 17.500	12	793,716.02	0.12	10.299	100.00	556	73.34	0.00	11.94
17.501 - 18.000	5	447,673.45	0.07	10.740	100.00	535	81.01	0.00	0.00
18.501 - 19.000	1	44,000.00	0.01	11.550	100.00	549	80.00	0.00	0.00
19.001 - 19.500	1	45,500.00	0.01	12.050	100.00	521	65.00	0.00	0.00
Total:	3,768	$639,576,346.30	100.00%	7.172%	100.00%	615	81.70%	55.52%	37.09%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	32	$6,585,930.69	1.03%	5.321%	100.00%	666	74.78%	90.04%	14.63%
5.501 - 6.000	251	45,660,362.45	7.14	5.836	100.00	644	76.85	77.79	19.57
6.001 - 6.500	449	85,330,037.75	13.34	6.257	100.00	629	79.25	71.33	31.38
6.501 - 7.000	890	161,333,882.29	25.23	6.776	100.00	619	80.46	60.86	36.92
7.001 - 7.500	748	132,664,257.48	20.74	7.310	100.00	608	83.63	56.96	43.41
7.501 - 8.000	829	130,908,061.18	20.47	7.796	100.00	601	83.73	54.02	40.58
8.001 - 8.500	257	38,754,909.36	6.06	8.251	100.00	611	84.01	21.38	41.55
8.501 - 9.000	168	23,685,746.65	3.70	8.793	100.00	611	83.61	0.00	35.33
9.001 - 9.500	70	8,644,750.30	1.35	9.289	100.00	605	84.31	0.00	46.45
9.501 - 10.000	47	4,103,125.43	0.64	9.729	100.00	583	82.46	0.00	30.49
10.001 - 10.500	14	1,072,578.96	0.17	10.207	100.00	589	77.47	0.00	36.57
10.501 - 11.000	9	666,253.76	0.10	10.770	100.00	569	82.76	0.00	20.80
11.001 - 11.500	2	76,950.00	0.01	11.240	100.00	580	88.01	0.00	0.00
11.501 - 12.000	1	44,000.00	0.01	11.550	100.00	549	80.00	0.00	0.00
12.001 - 12.500	1	45,500.00	0.01	12.050	100.00	521	65.00	0.00	0.00
Total:	3,768	$639,576,346.30	100.00%	7.172%	100.00%	615	81.70%	55.52%	37.09%

Months to Next Rate Adjustment
months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 0	1	$160,308.23	0.03%	9.400%	100.00%	501	80.00%	0.00%	0.00%
1 – 12	10	1,709,365.51	0.27	7.668	100.00	591	70.48	57.78	4.89
13 - 24	2,756	464,548,254.39	72.63	7.177	100.00	614	81.76	55.92	35.96
25 - 36	956	166,115,124.72	25.97	7.162	100.00	619	81.92	54.49	40.61
>= 37	45	7,043,293.45	1.10	6.969	100.00	614	75.48	53.79	37.42
Total:	3,768	$639,576,346.30	100.00%	7.172%	100.00%	615	81.70%	55.52%	37.09%